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                                                                   Exhibit 10.14

                   FIRST AMENDMENT TO NOTE PURCHASE AGREEMENTS

         THIS FIRST AMENDMENT, dated as of November 30, 2001 (the "AMENDMENT"), to the separate Note Purchase Agreements, dated as of August 23, 2000, is among The J.M. Smucker Company, an Ohio corporation (the "COMPANY"), and each of the institutions which is a signatory to this Amendment (collectively, the "PURCHASERS").

                                    RECITALS:

         A. The Company and each of the Purchasers have heretofore entered into separate Note Purchase Agreements dated as of August 23, 2000 (collectively, as amended and in effect immediately prior to the effectiveness of this Amendment, the "EXISTING NOTE PURCHASE AGREEMENT"), pursuant to which the Company issued:
(a) $17,000,000 aggregate principal amount of its 7.70% Series A Senior Notes due September 1, 2005 (the "SERIES A NOTES"), (b) $33,000,000 aggregate principal amount of its 7.87% Series B Senior Notes due September 1, 2007 (the "SERIES B NOTES"), and (c) $10,000,000 aggregate principal amount of its 7.94% Series C Senior Notes due September 1, 2010 (the "SERIES C NOTES", and together with the Series A Notes and the Series B Notes, collectively, the "NOTES").

         B. The Purchasers are the holders of all of the outstanding Notes.

         C. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Existing Note Purchase Agreement unless herein defined or the context shall otherwise require.

         D. The Company and the Purchasers now desire to amend the Existing Note Purchase Agreement in the respects, but only in the respects, hereinafter set forth.

         E. All requirements of law have been fully complied with and all other acts and things necessary to make this Amendment a legal, valid and binding instrument according to its terms for the purposes herein expressed have been done or performed.

         NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers do hereby agree as follows:

1.       AMENDMENTS.

         1.1. AMENDMENT TO SCHEDULE B. The definition of "Change in Control" appearing in Schedule B to the Existing Note Purchase Agreement is hereby deleted in its entirety and replaced with the following:

         "CHANGE IN CONTROL" - means any of:

                           (a) (i) prior to the Merger, the failure of the
                  Smucker Family to hold, in the aggregate, not less than the greater of: (A) 35% of the total voting power of all classes of the Voting Stock of the Company; and (B) not less than twice the amount of Ordinary Voting Power of all classes of the Voting Stock of the Company possessed by the Largest Other Shareholder; and

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                           (ii) effective as of the Merger, the failure of the
                  Smucker Family to hold, in the aggregate, not less than the greater of (A) 10% of the Special Voting Power of all classes of Voting Stock of the Company and (B) not less than the amount of the Special Voting Power of all classes of the Voting Stock of the Company possessed by the Largest Other Shareholder, or

                           (iii) effective as of the Merger, the failure of the
                  Smucker Family to hold, in the aggregate, not less than the greater of (A) 5% of the Ordinary Voting Power of all classes of the Voting Stock of the Company and (B) not less than the amount of Ordinary Voting Power of all classes of the Voting Stock of the Company possessed by the Largest Other Shareholder;


                  (b) all or substantially all of the assets of the Company are sold or otherwise transferred, in a single transaction or a series of related transactions, to any person (as such term is used in section 13(d) and section 14(d)(2) of the Exchange Act as in effect on the date of the Closing) or related persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act as in effect on the date of the Closing); or

                  (c) if, for any reason whatsoever, either Timothy P. Smucker or Richard K. Smucker (or both) shall fail to serve on the board of directors of the Company at any time.

As used in this definition of "Change in Control", the following terms shall have the following meanings:


(I) "Largest Other Shareholder" means, with respect to either Voting Stock of the Company having Special Voting Power or Voting Stock of the Company having Ordinary Voting Power, the person (as such term is used in section 13(d) and section 14(d)(2) of the Exchange Act as in effect on the date of the Closing) or the related persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act as in effect on the date of the Closing), other than the Smucker Family, possessing Voting Stock of the Company with the greatest Special Voting Power or the greatest Ordinary Voting Power, as the case may be.

(II) "Merger" means the closing of the transaction, and the filing of the certificate of merger as set forth in the Agreement and Plan of Merger, dated as of October 9, 2001, by and among the Company, The Proctor and Gamble Company, and The Proctor & Gamble Ohio Brands Company.

(III) "Ordinary Voting Power" means the voting power attributable to all shares of Voting Stock of the Company for purposes of electing directors of the Company.

(IV) "Special Voting Power" means the voting power attributable to those shares of Voting Stock of the Company entitled to the special voting rights set forth in Division II, Section 2(a) of the Amended Articles of Incorporation of the Company which will be in effect on the date of the Merger in the form attached hereto as Schedule C.


                                       2
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2.       NO OTHER MODIFICATIONS; CONFIRMATION.

         All the provisions of the Notes, and, except as expressly amended, modified and supplemented hereby, all the provisions of the Existing Note Purchase Agreement, are and shall remain in full force and effect. As of the Effective Date (defined below), all references in the Notes to the "Note Purchase Agreements" shall be references to the Existing Note Purchase Agreement, as modified by this Amendment and as hereafter amended, modified or supplemented in accordance with its terms.

3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         To induce the Purchasers to execute and deliver this Amendment (which representations shall survive such execution and delivery), the Company represents and warrants to the Purchasers that:

                  (a) the Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Ohio;

                  (b) this Amendment has been duly authorized, executed and delivered by the Company and this Amendment constitutes a legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                  (c) the Existing Note Purchase Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                  (d) the execution, delivery and performance by the Company of this Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, or (B) result in a breach of or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this paragraph (d); and

                  (e) as of the date hereof and after giving effect to this Amendment, no Default or Event of Default has occurred which is continuing.

4.       EFFECTIVENESS.

         This Amendment shall become effective only upon the date of the satisfaction in full of the following conditions precedent (which date shall be the "EFFECTIVE DATE").


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         4.1. EXECUTION AND DELIVERY OF THIS AMENDMENT.

         Each Purchaser shall have received a counterpart hereof, duly executed and delivered by the Company and each of the Purchasers.

         4.2. REPRESENTATIONS AND WARRANTIES.

         The representations and warranties of the Company made in Section 3 of this Amendment shall remain true and correct in all respects as of the Effective Date.

         4.3. NO INJUNCTION, ETC.

         No injunction, writ, restraining order or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority.

         4.4. MERGER.

         The Merger shall have been consummated.

5.       MISCELLANEOUS.

         5.1 The Company acknowledges and agrees that it is responsible for the fees and expenses of Bingham Dana LLP, special counsel to the Purchasers, and for all out-of-pocket expenses of the Purchasers in connection with the execution and delivery of this Amendment and the Company agrees to pay such expenses promptly upon receipt of invoices therefor.

         5.2 This Amendment constitutes a contract between the Company and the Purchasers for the uses and purposes hereinabove set forth, and may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

         5.3 Whenever any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, and all the promises and agreements contained in this Amendment by or on behalf of the Company and the Purchasers shall bind and inure to the benefit of the respective successors and assigns of such parties, whether so expressed or not.

         5.4 This Amendment constitutes the final written expression of all of the terms hereof and is a complete and exclusive statement of those terms.


         5.5 This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York.

         5.6 This Amendment shall become effective at such time as it has been executed by the Company and each of the Purchasers.




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         IN WITNESS WHEREOF, the parties hereto have caused the execution of this Amendment by duly authorized officers of each as of the date hereof.


                                         THE J.M. SMUCKER COMPANY



                                              By  /s/ Richard K. Smucker
                                                 -----------------------------
                                              Name: Richard K. Smucker
                                              Title: President


Accepted and Agreed to:

MINNESOTA LIFE INSURANCE COMPANY

By:   Advantus Capital Management, Inc.


By: /s/ Guy M. deLambert
   -------------------------------
Name: Guy M. deLambert
Title: Vice President



EQUITRUST LIFE INSURANCE COMPANY
(formerly held by NATIONAL TRAVELERS LIFE COMPANY)

By:   Advantus Capital Management, Inc.

By: /s/ Guy M. deLambert
   -------------------------------
Name: Guy M. deLambert
Title: Vice President



AMERICAN REPUBLIC INSURANCE COMPANY

By:   Advantus Capital Management, Inc.

By: /s/ Guy M. deLambert
   -------------------------------
Name: Guy M. deLambert
Title: Vice President


                      [Signature Pages to First Amendment]



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HARTFORD LIFE INSURANCE COMPANY

By:   Hartford Investment Services, Inc.,
      Its Agents and Attorneys-in-Fact


By: /s/ Betsy Roberts
   -------------------------------
Name: Betsy Roberts
Title: Senior Vice President



NATIONWIDE MUTUAL FIRE INSURANCE COMPANY


By: /s/ William C. Dierker
   -------------------------------
Name: William C. Dierker
Title: Vice President Equity Securities



CONNECTICUT GENERAL LIFE INSURANCE COMPANY

By:   CIGNA Investments, Inc. (authorized agent)


By: /s/ James R. Kuzemchak
   -------------------------------
Name: James R. Kuzemchak
Title: Managing Director



THE TRAVELERS INSURANCE COMPANY, for
itself and two of its separate accounts


By: /s/ Denise T. Duffee
   -------------------------------
Name: Denise T. Duffee
Title: Investment Officer

                      [Signature Pages to First Amendment]

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PREMIER INSURANCE COMPANY OF MASSACHUSETTS

By:   Travelers Asset Management International Company, LLC


By: /s/ Denise T. Duffee
   -------------------------------
Name: Denise T. Duffee
Title: Investment Officer



FIRST TRENTON INDEMNITY COMPANY

By:   Travelers Asset Management International Company, LLC


By: /s/ Denise T. Duffee
   -------------------------------
Name: Denise T. Duffee
Title: Investment Officer



MODERN WOODMEN OF AMERICA


By: /s/ G. E. Stoefen
   -------------------------------
Name: G. E. Stoefen
Title: Director, Treasurer & Investment Manager


                      [Signature Pages to First Amendment]


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                                   SCHEDULE C

                                   DIVISION II
                         EXPRESS TERMS OF COMMON SHARES


         SECTION 2. (a) Notwithstanding Section 1 of this Division II, each outstanding Common Share shall entitle the holder thereof to ten votes on each of the following matters properly submitted to the shareholders to the extent such matters (x) are required under the Ohio Revised Code, any provisions of these Amended Articles of Incorporation or the Regulations of the Company or applicable stock exchange rules, to be submitted to the shareholders for their vote, consent, waiver or other action or (y) are submitted or presented to the shareholders for their vote, consent waiver or other action: (1) any matter that relates to or would result in the dissolution or liquidation of the Company, whether voluntary or involuntary, and whether pursuant to Section 1701.86 or 1701.91 of the Ohio Revised Code or otherwise, (2) the adoption of any amendment to these Amended Articles of Incorporation, or the Regulations of the Company, or the adoption of Amended Articles of Incorporation, other than the adoption of any amendment or Amended Articles of Incorporation that increases the number of votes to which holders of Common Shares are entitled or expand the matters to which this Section 2(a) applies, (3) any proposal or other action to be taken by the shareholders of the Company, whether or not proposed by the shareholders of the Company, and whether proposed by authority of the Board of Directors or otherwise, relating to the Rights Agreement, dated as of April 22, 1999, as amended on August 28, 2000, and as it may be further amended from time to time pursuant to its terms, or any successor plan, (4) any matter relating to any stock option plan, stock purchase plan, executive compensation plan, executive benefit plan, or other similar plan, arrangement or agreement, (5) adoption of any agreement or plan of or for the merger, consolidation, or majority share acquisition of the Company or any subsidiary with or into any other person, whether domestic or foreign, corporate, or noncorporate, or the authorization of the lease, sale, exchange, transfer or other disposition of all, or substantially all, of the Company's assets, (6) any matter submitted to the shareholders pursuant to Article Fifth or Article Seventh of these Amended Articles of Incorporation, as they may be further amended, or any issuance of shares of the Company for which shareholder approval is required by applicable stock exchange rules or (7) any matter relating to the issuance of shares of the Company, or the repurchase of shares of the Company that the Board of Directors determines is required or appropriate to be submitted to the shareholders under the Ohio Revised Code or applicable stock exchange rules, except that:

                  (i) no holder of Common Shares shall be entitled to exercise more than one vote on any such matter in respect of any Common Share with respect to which there has been a change in beneficial ownership following the Effective Time of the Merger (as such terms are defined in the Agreement and Plan of Merger, dated as of October 9, 2001, as it may be amended from time to time (the "Merger Agreement"), by and among The Procter & Gamble Company, The Procter & Gamble Ohio Brands Company and the Company) and during the four years immediately preceding the date on which a determination is made of the shareholders who are entitled to take any such action; and

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                                      -2-

                  (ii) no holder shall be entitled to exercise more than one vote on any such matter in respect of any Common Share if the aggregate voting power such holder otherwise would be entitled to exercise as of the date of such a determination (disregarding the voting power of any Common Shares held by such holder on August 20, 1985 or acquired by such holder in a transaction not involving any change in beneficial ownership by reason of Section 2 (c) of this Division II) would constitute one-fifth or more of the voting power of the Company and the holders of the Common Shares have not authorized the ownership of Common Shares by such person as and to the extent contemplated by Article Seventh hereof.